Exhibit 99.1

                               WAMU 04-CB1 Group I
                          15 Year Conforming Fixed Rate
                             Collateral Term Sheet

Deal Size                    $50 MM (AAA) +/- 10%

GWAC                         5.60% +/- 10bps

WAM                          178 +/-2 months

California                   Max. 50%

FICO                         723 +/- 10

Average Loan Balance         $185,000 +/- $20,000

WA LTV                       61% +/- 5%

Cash-Out Refi                44% +/- 5%

SF/PUD                       55% +/- 5%

2-4 Family                   45% +/- 5%

Full Documentation           80% +/- 5

Investor Property            Minimum of 98%

AAA Ratings                  2 of 3 (S&P, Moodys, Fitch)

Estimated
  Subordination Level*       6.0% +/-*

Settlement Date              05/28/2004

Clean Up Call                5%

          *Subordination will be crossed with the subordination of the
                       Group II, III, and IV collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group II
                          30 Year Conforming Fixed Rate
                             Collateral Term Sheet

Deal Size                       $10 MM (AAA) +/- 10%

GWAC                            5.45% +/- 10bps

WAM                             358 +/-2 months

California                      Max.35%

FICO                            725 +/- 10

Average Loan Balance            $205,000 (Max. $215,000)

WA LTV                          68% +/- 5%

Cash-Out Refi                   25% +/- 5%

SF/PUD                          85% +/- 5%

2-4 Family                      15% +/- 5%

Full Documentation              95% +/- 5%

Investor Property               Minimum of 98%

AAA Ratings                     2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*  6.00% +/-*

Settlement Date                 05/28/2004

Clean Up Call                   5%

          * Subordination will be crossed with the subordination of the
                        Group I, III, and IV collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group III
                         30 Year Conforming Fixed Rate
                             Collateral Term Sheet

Deal Size                       $70 MM (AAA) +/- 10%

GWAC                            5.95% +/- 10bps

WAM                             358 +/-2 months

California                      Max. 45%

FICO                            720 +/- 10

Average Loan Balance            $200,000 (Max. $210,000)

WA LTV                          69% +/- 5%

Cash-Out Refi                   35% +/- 5%

SF/PUD                          70% +/- 5%

2-4 Family                      30% +/- 5%

Full Documentation              95% +/- 5%

Investor Property               Min. 98%

AAA Ratings                     2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*  6.00% +/-*

Settlement Date                 05/28/2004

Clean Up Call                   5%

         * Subordination will be crossed with the subordination of the
                         Group I, II, and IV collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group IV
                          30 Year Conforming Fixed Rate
                             Collateral Term Sheet

Deal Size                               $70 MM (AAA) +/- 10%

GWAC                                    6.42% +/- 10bps

WAM                                     358 +/-2 months

California                              Max. 45%

FICO                                    715 +/- 10

Average Loan Balance                    $190,000 (Max. $199,000)

WA LTV                                  68% +/- 5%

Cash-Out Refi                           45% +/- 5%

SF/PUD                                  59% +/- 5%

2-4 Family                              41% +/- 5%

Full Documentation                      85% +/- 5%

Investor Property                       Min. 98%

AAA Ratings                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*          6.00% +/-*

Settlement Date                         05/28/2004

Clean Up Call                           5%

          * Subordination will be crossed with the subordination of the
                        Group I, II, and III collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.